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                                  EXHIBIT 23.3

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

    We hereby consent to the use of our report dated January 26, 2001 relating to the consolidated financial statements of First Deposit Bancshares, Inc. and subsidiary included in the Registration Statement on Form S-4 filed by Community First Banking Company and to the reference of our Firm under the caption "Experts" in the Joint Proxy Statement/Prospectus.

                                          MAULDIN & JENKINS, LLC

Atlanta, Georgia
April 9, 2001